EXHIBIT 10.5

                                WARRANT AGREEMENT

      This WARRANT AGREEMENT, dated as of ______ __, 2003 (the "Warrant Agreement") between the person who has signed this Warrant Agreement as the Warrant Holder (the "Holder") and SecureD Services, Inc., a Delaware corporation (the "Company").

                                    RECITALS

      Pursuant to a Subscription Agreement, dated as of the date hereof (the "Subscription Agreement), the Company has agreed to issue and sell to the Holder and the Holder has agreed to purchase from the Company units (the "Units"), each unit consisting of three (3) shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") and one common stock purchase warrant (the "Warrants"). In connection therewith, the Company and the Holder hereby agree as follows with respect to the Warrants:

Section 1. Issuance of the Warrants, Transferability and Form of the Warrants.

            1.1 The Warrants. The Company hereby issues to the Holder Warrants to purchase such number of shares of Common Stock as are set forth on the signature page to the Subscription Agreement at the Exercise Price (as defined in Section 6.1.3 hereof). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares".

            1.2 Form of the Warrant Certificate. The Warrants shall be evidenced by a certificate substantially in the form of Exhibit A hereto (the "Warrant Certificate"). The Warrant Certificate shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer or President or any other officer of the Company authorized to do so by the Board of Directors of the Company (the "Board"). The Warrant Certificate shall be dated as of the date of execution thereof by the Company either upon initial issuance or upon transfer.

            1.3 Transfer Restrictions. The Holder agrees not to sell, transfer or otherwise dispose of the Warrants or Warrant Shares, unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act") is in effect with regard thereto or unless such sale, transfer or other disposition is made pursuant to a transaction exempt from such registration.

            1.4 Transfer - General. Subject to the terms hereof, the Warrants shall be transferable only on the books of the Company maintained at its principal office upon delivery thereof, duly endorsed by the Holder or his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer, the original power of attorney, duly approved, or a duly certified copy thereof, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. Upon any registration of transfer, the person to whom such transfer is made shall receive a new Warrant Certificate evidencing the Warrants transferred, and the Holder of the original Warrant Certificate shall be entitled to receive a new Warrant Certificate evidencing the Warrants retained.

Section 2. Term of the Warrants; Exercise of the Warrants; Exercise Price, Etc.

            2.1 Term of the Warrant. Subject to the terms of this Agreement, the Holder shall have the right, which right may be exercised in whole or in part, from time to time, beginning on the Vesting Date (as noted in the Warrant Certificate) and ending on the Expiration Date (as noted in the Warrant Certificate), to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrants. If the Expiration Date is not a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close (a "Business Day"), then the Warrants may be exercised on the next succeeding Business Day.

            2.2 Vesting of the Warrants. The Warrants shall vest as of the Vesting Date and may be exercised on or after the Vesting Date in accordance with the terms of this Agreement and the Warrant Certificate.

            2.3 Exercise of the Warrants. The Warrants may be exercised by surrendering the Warrant Certificate and the completed and signed Notice of Exercise, substantially in the form of Exhibit I to the Warrant Certificate, to the Company, at its principal office, and upon payment to the Company of the Purchase Price for the number of Warrant Shares in respect of which the Warrants are then being exercised (such surrender of the Warrants, delivery of the Notice of Exercise and payment of the Exercise Price is hereinafter called the "Exercise of the Warrant"). Upon partial exercise, the Company shall deliver a new Warrant Certificate for the unexercised portion to the Holder within 10 Business Days. Payment of the Purchase Price shall be by delivery of cash, or a certified or official bank check.

      Subject to Section 3 hereof, upon surrender of a Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and deliver within 10 Business Days in the name of the Holder, or upon the written order of the Holder thereof, in such name or names as the Holder may designate, a certificate or certificates for the number of Warrant Shares so purchased upon the Exercise of the Warrant, together with cash, as provided in Section 6.3 hereof, in lieu of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date applicable of the Exercise of the Warrant and payment of the Exercise Price, as aforesaid.

            2.4 Compliance with Government Regulations. The Holder acknowledges that none of the Warrants or Warrant Shares has been registered under the Securities Act, and therefore may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration and in accordance with this Agreement. The Warrants and the Warrant Shares will bear a legend to the following effect:

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS

      AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS."

Section 3 Payment of Taxes.

      The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants and Warrant Shares upon the exercise of Warrant. The Company shall not be required to pay any income tax or taxes resulting from the issuance of the Warrants or any other tax or taxes other than as set forth above which may be payable in respect of any transfer involved in the issue or delivery of the Warrants or certificates for Warrant Shares.

Section 4 Mutilated or Missing Warrant Certificate.

      In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate (an Affidavit of Loss executed and delivered by the Holder to be deemed satisfactory) and agreement to indemnify the Company, if requested, also reasonably satisfactory to them.

Section 5 Reservation of Warrant Shares.

            5.1 Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved, out of its authorized and unissued shares of Common Stock, such number of shares of Common Stock equal to the Warrant Shares. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrants (the "Transfer Agent") will be and are hereby irrevocably authorized and directed at all times until 5:00 p.m. Eastern Time on the Expiration Date to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the Warrant. The Company covenants that the issuance, sale and delivery of the Warrants in accordance with this Agreement, and the issuance, sale and delivery of the Warrant Shares upon exercise of the Warrants have been duly authorized by all necessary corporate action on the part of the Company. Sufficient authorized but unissued shares of Common Stock have been reserved by corporate action in connection with the prospective exercise of the Warrants. The Company covenants that all Warrant Shares which may be issued upon exercise of the Warrants will, upon payment in accordance with this Agreement be duly authorized, validly issued, fully paid, nonassessable, and free of and from all preemptive or stock purchase rights, taxes, liens, charges, pledges, mortgages, security interests, and other encumbrances or claims of any kind with respect thereto except as created by such Holder. The Company will supply the Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section
6.4 of this Agreement. The Company will furnish to such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each Holder. Subject to Section 2.3 of this Agreement, any Warrant surrendered in the exercise of the rights evidenced thereby shall be canceled by the Company.

            5.2 Cancellation of Warrant. In the event the Company shall purchase or otherwise acquire any Warrants, the same shall be canceled and retired.

Section 6 Adjustment of Exercise Price and Number of Warrant Shares.

      The number and kind of securities purchasable upon the exercise of the Warrants and the Exercise Price of such securities shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

            6.1 Mechanical Adjustments. The number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price of such Warrant Shares shall be subject to adjustment as follows:

            6.1.1 Subdivision or Combination of Shares. In case the Company shall at any time subdivide (including, without limitation through a stock split or stock dividend) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionally reduced and the number of Warrant Shares purchasable hereunder shall be proportionately increased. In case the outstanding shares of the Common Stock of the Company shall be combined (including, without limitation through a reverse stock split) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Shares purchasable hereunder shall be proportionately reduced.

            6.1.2 Adjustment Notices to Holder. Upon any increase or decrease in the number of Warrant Shares purchasable upon the exercise of the Warrants, or upon any adjustment in the Exercise Price, then, and in each such case, the Company shall promptly deliver written notice thereof to each Holder, which notice shall state the increased or decreased number of Warrant Shares purchasable upon the exercise of the Warrants and the old and new Exercise Prices, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based.

            6.1.3 Exercise Price Defined. As used in this Warrant Agreement, the term "Exercise Price" shall mean the purchase price per share specified in the Warrant Certificate evidencing such Warrants, as adjusted from time to time, in accordance with the provisions of this Section 6. No such adjustment shall be made unless such adjustment would change the Exercise Price at the time by $0.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $0.01 or more.

            6.2 Notice of Consolidation or Merger. If the Company shall at any time consolidate or merge into any other corporation or transfer all or substantially all of its assets, then the Company shall deliver written notice to the Holder of such merger, consolidation or sale of assets at least twenty
(20) days prior to the closing of such merger, consolidation or sale of assets and the Warrant shall terminate and expire immediately prior to the closing of such merger, consolidation or sale of assets.

            6.3 Fractional Interests. Upon Exercise of a Warrant, no fractional shares shall be issuable and the Holder hereof may purchase only a whole number of shares of Common Stock. The Company shall make a payment in cash in respect of any fractional shares which might otherwise be issueable upon Exercise of the Warrant, calculated by multiplying the fractional share amount by the Value (as hereinafter defined) of a share of Common Stock minus the Exercise Price; provided that multiple Exercise of Warrants shall be aggregated so that a cash payment in respect of fractional shares pursuant to this Section 6.4 shall not be made for a total number greater than one share for all exercises of Warrants. The Value of a share of Common Stock is defined as the closing sales price of the Company's Common Stock on the date of exercise as reported by the NASDAQ or such other principal exchange or trading market upon which the Common Stock is then traded or if the Common Stock is not publicly traded, then fair market value as determined by the Board

            6.4 Statement on the Warrant. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

            6.5 Redemption. So long as the shares of Common Stock issuable upon exercise of the Warrants have been registered on a current and effective registration statement, and in the event the average closing price reported for a share of Common Stock for any ten consecutive Business Days equals or exceeds the Redemption Price (as noted in the Warrant Certificate), then the Company shall have the right at any time thereafter, upon thirty (30) days prior written notice to the Holder (the "Redemption Notice"), to redeem the Warrants for a redemption price equal to $0.01 per Warrant and to cancel the Warrants so redeemed. During the period from the date the Company provides such Notice of Redemption to the Holder through the day prior to the date set for redemption, the Holder shall have the right to exercise all or any portion of the Warrants, and, immediately upon such exercise and receipt of the Exercise Price by the Company, the Notice of Redemption shall be revoked as to those Warrants duly and validly exercised.

Section 7 Registration Rights.

            7.1 Piggyback Registrations. Each time that the Company shall propose a registration under the Securities Act of any shares of Common Stock of the Company, notice of such proposed registration stating the total number of shares proposed to be the subject of such registration statement shall be given to the record owners of the Warrants. The Company will automatically include in any registration statement filed with the Securities and Exchange Commission with regard to such proposed registration the number of Registrable Securities requested to be included therein by the record owners of the Warrants, subject to any underwriters' cutbacks. For purposes hereof, the term "Registrable Securities" means the shares of Common Stock issuable upon exercise of the Warrants, as opposed to the Warrants themselves, as well as any other shares of Common Stock then beneficially owned by the Holder of the Warrants, none of which shares can be publicly resold without limitation by the Holder without registration under the Securities Act.

Section 8 No Rights as Stockholder.

            Nothing contained in this Agreement or in the Warrant Certificate shall be construed as conferring upon the Holder or its permitted transferees the right to vote or to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company; provided that this provision shall not limit the required notice as set forth in Section 6 hereof.

Section 9 Inspection of Warrant Agreement.

      The Company shall keep copies of this Agreement and any and all notices given or received hereunder available for inspection by the Holder during normal business hours at its principal office.

Section 10 Identity of Transfer Agent.

      Forthwith upon the appointment of any subsequent transfer agent for the Common Stock or any other shares of the Company's capital stock issuable upon the exercise of the Warrants the Company will notify the Holder of the name and address of such subsequent transfer agent.

Section 11 Notices.

      Any notices, requests and demands by the Holder to the Company pursuant to this Agreement shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been given when delivered by hand, or three (3) Business Days after being deposited in the mail, postage prepaid, or, in the case of a facsimile notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed to the Company at:

     SecureD Services Inc.
     1175 North Service Road West, Suite 214
     Oakville, Ontario L6M 2W1
     Canada
     Fax:  (905) 339-2392
     Attention: Chief Executive Officer

Any notices, requests and demands by the Company to the Holder pursuant to this Agreement shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three
(3) Business Days after being deposited in the mail, postage prepaid, or, in the case of a facsimile notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed to the Holder at its addresses on the signature page hereto. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

Section 12 Governing Law.

      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws thereof. The parties hereto agree to submit to the jurisdiction of the Courts of the State of Delaware in any action or proceeding arising out of or relating to this Agreement. Venue for any such actions shall be in the state or federal courts for the Stare of Delaware to be held in Wilmington, Delaware. In the event of litigation, the prevailing party shall be entitled to reasonable attorneys fees and costs.

Section 13 Supplements and Amendments.

      The Company and the Holder may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holder may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrant and which shall not adversely affect the interests of the Holder. Any such supplement or amendment shall be effective only if signed by both the Company and the Holder.

Section 14 Successors.

      All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

Section 15 Benefits of this Agreement.

      Nothing in this Agreement shall be construed to confer upon any person other than the Company and the Holder (and their respective successors and assigns) any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder, and their assignees.

Section 16 Captions.

      The captions of the Sections of this Agreement have been inserted for convenience only and shall have no substantive effect.

Section 17 Counterparts.

      This Agreement may be executed in any number of counterparts each of which when so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

Section 19 Waiver and Course of Dealing.

      No course of dealing or any delay or failure to exercise any right hereunder on the part of any party thereto shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such party.

Section 20.

      THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, the parties have executed and delivered this Warrant Agreement as of the date first above written.

                              SecureD Services Inc.

                                By: ____________________________________
                                Name: __________________________________
                                Title: _________________________________

                                Warrant Holder:
                                Print Name: ____________________________
                                Signature: _____________________________
                                Title: _________________________________

                                    EXHIBIT A
                                     FORM OF
                          COMMON STOCK PURCHASE WARRANT

            Void After 5:00 P.M. Eastern Time on September 30, 2008.

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS."

Warrant Number ______ for ___________ Shares, vesting on ______________.

      THIS CERTIFIES THAT, for value received, ___(name)_____, the registered holder of the Common Stock Purchase Warrants (the "Warrants") evidenced by this certificate (the "Warrant Certificate") or permitted assigns (the "Holder"), subject to the terms and conditions of this Warrant Certificate, the attached
Exhibit I - Notice of Exercise (the "Exercise Form") and the Warrant Agreement, dated as of ______ __, 2003 (the "Warrant Agreement"), is entitled to purchase from SecureD Services, Inc., a Delaware corporation (the "Company"), at any time from _____(date)______ (the "Vesting Date") until 5:00 p.m. Eastern Time on September 30, 2008 (the "Expiration Date"), up to _(number)_ shares (the "Warrant Amount") of the common stock of the Company, $0.001 par value per share (the "Common Stock"), at a price of (price) per share (the "Exercise Price"). The number of shares of Common Stock purchasable upon exercise of the Warrants evidenced by this Warrant Certificate and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

      This Warrant Certificate is issued in accordance with the Warrant Agreement and is subject to the terms and provisions contained therein, all of which are incorporated herein by reference. The Holder hereof acknowledges that he was provided with a copy of the Warrant Agreement and agrees and accepts all terms, conditions and limitations of this Warrant Agreement, specifically
Section 20 thereof.

      The Warrants evidenced by this Warrant Certificate may be exercised in whole or in part by presentation of this Warrant Certificate together with the Notice of Exercise Form, duly executed and simultaneous payment of the Purchase Price (as defined in the Notice of Exercise Form) at the principal office of the Company. Payment of such Purchase Price shall be made at the option of the Holder hereof in cash or by certified or official bank check, or wire transfer, or by tender of securities of the Company as set forth in the Warrant Agreement. Terms relating to exercise of this Warrant are set forth more fully in the Warrant Agreement.

      This Warrant may be exercised in whole or in part. Upon partial exercise, a new Warrant Certificate for the unexercised portion shall be delivered to the Holder. No fractional shares will be issued upon the exercise of these Warrants but the Company shall pay the cash value of any fraction upon the exercise of these Warrants as set forth more fully in the Warrant Agreement. The Warrants evidenced by this Warrant Certificate is transferable only in limited circumstances at the office of the Company, in the manner and subject to the limitations set forth in the Warrant Agreement.

      So long as the shares issuable upon exercise of these Warrants have been registered on a current and effective registration statement, and in the event the average closing price reported for the Common Stock for any ten day period equals or exceeds $3.00 per share (the "Redemption Price"), then the Company shall have the right at any time thereafter, upon thirty (30) days prior written notice to the Holder (the "Redemption Notice"), to redeem these Warrants for a redemption price equal to $0.01 per share and cancel this Warrant Certificate. During the period from the date the Company provides such Notice of Redemption to the Holder through the day prior to the date set for redemption, the Holder shall have the right to exercise all or any portion of these Warrants, and, immediately upon such exercise and receipt of the Purchase Price by the Company, the Notice of Redemption shall be revoked to the extent that these Warrant have been duly and validly exercised.

      The Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company. Any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

      These Warrants do not entitle any Holder hereof to any of the rights of a stockholder of the Company.

DATED: As of ____, 2003

WARRANT HOLDER                              SECURED SERVICES, INC.


By:                                     By:
    ------------------------------          ------------------------------------
(Name)                                      Name: King T. Moore
                                            Title: Chief Executive Officer

----------------------------------
(Address)


----------------------------------
(City, State, Zip Code)

                       EXHIBIT I - NOTICE OF EXERCISE FORM
                                                        Date: _____________.

                  SecureD Services, Inc.
                  1175 North Service Road West,
                  Suite 214
                  Oakville, Ontario
                  L6M 2W1
                  Attention:  President

Ladies and Gentlemen;

The undersigned hereby elects to exercise the Warrants evidenced by Warrant Certificate number ____ issued to it by SecureD Services, Inc., pursuant to the Warrant Agreement, dated as of _____ __, 2003, and to purchase thereunder _________ shares of the Common Stock of the Company (the "Warrant Shares") at a purchase price of _______ Dollars ($___) per share (the Exercise Price as defined in the Warrant Agreement) for an aggregate purchase price of ___________ Dollars ($___) (the "Purchase Price") defined as the number of shares being purchased multiplied by the price per share.

The undersigned hereby elects under the provision set forth in Section 2.6 of the Warrant Agreement to convert ________________ percent (____%) of the value of the Warrant into _____ shares of Common Stock. Pursuant to the terms of the Warrant Agreement the undersigned has delivered the Purchase Price herewith in full.

The certificate(s) or other instruments for such shares or units shall be issued in the name of the undersigned or as otherwise indicated below.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Name for Registration


                                            ------------------------------------


                                            ------------------------------------
                                            Mailing Address

                                            Very truly yours,


                                            ------------------------------------

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------